Supplement dated April 6, 2020
to the Prospectus dated May 1, 2019, as supplemented, for:

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information included in the above-referenced prospectus, as supplemented (“Prospectus”) and provides important updates to the investment choices available through your policy.

•	Effective February 19, 2020, BlackRock International Limited replaced BlackRock Advisors, LLC as the sub-adviser of the BlackRock High Yield V.I. Fund. All references in the Prospectus to BlackRock Advisors, LLC as the sub-adviser to the BlackRock High Yield V.I. Fund are replaced with BlackRock International Limited.

•	Effective April 13, 2020, Invesco V.I. Mid Cap Growth Fund will no longer be available as an investment choice available through your policy.

o	Transfer of Policy Value from the Fund

Effective April 13, 2020, any policy value remaining in the Invesco V.I. Mid Cap Growth Division will be automatically transferred to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division available with your variable life policy.

If, due to the Fund closure, we transfer any of your policy value to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division, such transfer:

•	will not count towards the number of free transfers allowed each year or count towards transfer limits imposed by our frequent trading and market timing policies; and

•	will not be subject to a transfer charge.

For up to 60 days after the Fund closure, you can transfer your policy value that was transferred to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division due to the Fund closure to different investment choices available under your variable life policy without those transfers counting toward the number of free transfers allowed each year. That transfer:

•	will not count toward the number of free transfers allowed each year or count towards transfer limits imposed by our frequent trading and market timing policies; and

•	will not be subject to a transfer charge.

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o	Impact on Transaction Requests

Effective April 13, 2020, any transactions intended to result in the purchase of shares of the Invesco V.I. Mid Cap Growth Fund, including premium allocations and transfers into the Fund, will not be permitted.

If you do not wish to have a portion or all of your current premiums allocated to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division available with your policy, you must send a request in Good Order to our Administrative Office to change your premium allocations.

o	Impact on Future Allocations

Effective April 13, 2020, the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division will automatically replace the Invesco V.I. Mid Cap Growth Division if your allocation instructions require that a portion or all of your premiums be allocated to the Invesco V.I. Mid Cap Growth Division.

If you do not wish to have a portion or all of your future premiums allocated to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division available with your policy, you must send a request in Good Order to our Administrative Office to change your future premium allocations.

o	Impact on Automatic Programs

Effective April 13, 2020, the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division will automatically replace the Invesco V.I. Mid Cap Growth Division in all of the following automatic programs that utilized the Invesco V.I. Mid Cap Growth Division as an investment choice:

•	Automated Account Value Transfer Program
•	Automated Account Re-Balancing Program.

You may change your automatic program elections by submitting a request in Good Order to our Administrative Office.

If you have questions about this supplement, or other product questions, you may contact your registered representative, call our Customer Service Center at (800) 665-2654 (Monday through Friday, 8 a.m. - 5 p.m. Eastern Time), or visit us online at www.MassMutual.com/contact-us.

For more information about the funds, read the fund prospectuses. Prospectuses are available on our website at www.MassMutual.com.

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